REGULATION S SUBSCRIPTION AGREEMENT
                          AND INVESTMENT REPRESENTATION

                              Preliminary Statement

      Mr. Fuzu Zeng (Mr. Zeng") has entered into a letter of intent with the Maxim Group LLC ("Maxim") dated May 10, 2007, annexed hereto as Exhibit A (the "Letter of Intent"), under which Maxim proposes to act as lead or managing underwriter for a firm-commitment, initial public offering of 4,000,000 units of the securities (the "Units") of China Resources Ltd. (formerly known as China Energy & Resources Ltd.), a Delaware corporation (the "Company"), at an initial public offering price of $10.00 per unit.

      The Company has been formed for the purpose of acquiring, merging with, engaging in a capital stock exchange with, purchasing all or a portion of the assets of, or engaging in any other similar business combination with a single operating entity, or one or more related or unrelated operating entities, or assets in an operating business that is located in or providing products or services to customers located in China (such transaction, a "Business Combination"). Although not limited to a particular industry, the Company intends to focus its efforts on acquiring an operating business engaged in all aspects of the energy and natural resources businesses, including mining, extracting, smelting, processing and fabricating. Mr. Zeng will serve as a director and as a senior executive officer of the Company, and a limited liability company of which Mr. Zeng will be a principal owner will select a board of directors, management team and advisors for the Company acceptable to Maxim.

      The Company is offering warrants (the "Warrants") to purchase shares of the common stock of the Company (the "Warrant Shares"), at a purchase price of $1.00 per warrant, on the terms and conditions set forth herein. The Warrants will have the same terms as the warrants included in the Units, which terms are described in Paragraph 3 of the Letter of Intent.

      The Company has offered the subscriber (the "Investor") whose name appears on the signature page of this subscription agreement (this "Agreement"), the opportunity to make an investment in the Company by subscribing for Warrants, on the terms and subject to the conditions set forth herein. The Warrants will have the same terms as the warrants included in the Units, which terms are described in Paragraph 3 of the Letter of Intent.

      The Letter of Intent also requires that the purchasers of the Warrants agree to certain restrictions, set forth below, with respect to their ownership of the Warrants, including the deposit of their Warrants with the Escrow Agent (as defined below), on the terms and subject to the conditions set forth in this Agreement, the Letter of Intent and the Escrow Agreement annexed hereto as Exhibit B.

      Capitalized terms used but not otherwise defined herein shall have the meanings assigned to those terms in the Letter of Intent.

                                    SECTION 1

      1.1 Subscription.

      The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ______ Warrants (the "Purchased Warrants"), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

      The undersigned understands that the Warrants are being offered, sold and issued in a transaction exempt from the registration requirements of the Securities Act.

      1.2 Purchase of Warrants.

      The total purchase price of the Warrants is $_____.

      The Investor will deliver an executed copy of this Agreement and the Escrow Agreement, to together with a check in payment of the purchase price for the Purchased Warrants, unless payment will be made by wire transfer of funds, to:

              c/o Eaton & Van Winkle LLP
              3 Park Avenue, 16th floor
              New York, NY 10016
              Attention: Vince McGill, Esq.

The Investor understands and acknowledges that Eaton & Van Winkle LLP has been retained as counsel to the Company in connection with the transactions contemplated by the Letter of Intent.

      1.3 Payment for the Warrants.

      Investor will deliver the total purchase price for the Purchased Warrants concurrently herewith either by check or wire transfer of funds, in accordance with the following instructions:

      If the total purchase price will be paid by check, the undersigned has sent a check by overnight mail payable to "Eaton & Van Winkle LLP", as escrow agent for China Resources Ltd."

      If the total purchase price will be paid by wire transfer of funds, the undersigned has directed payment to:

                       Mellon Bank
                       Pittsburgh, Pennsylvania
                       ABA #: 043000261
                       Account number: 1011730
                       To credit (Account Name):  Merrill Lynch
                       For further credit to:
                       Merrill Lynch Account Number: ###-#####
                       Merrill Lynch Account Name: Eaton & Van Winkle LLP , as escrow agent for China Resources Ltd.
                       Reference: China Resources (SPAC) Warrants

      This Agreement shall become effective upon the Company's acceptance of the undersigned's subscription, and the Company will promptly deliver to the Escrow Agent an executed copy of this Agreement and the signature page of the Escrow Agreement.

                                    SECTION 2

      2.1 Closing. The closing (the "Closing") of the purchase and sale of the Purchased Warrants shall occur on the third business day immediately preceding the date upon which the registration statement for the public offering of 4,000,000 units of the Company's securities contemplated by the Letter of Intent is declared effective by the Securities and Exchange Commission. The Company will notify the undersigned of the date of Closing not less than two business days prior to the scheduled date of Closing.

                                    SECTION 3

      3.1 Investor Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

      (a) Investment Purposes. The undersigned is acquiring the Purchased Warrants for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or the securities or "blue-sky" laws of any jurisdiction. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Purchased Warrants or any part of the Purchased Warrants for which the undersigned is subscribing that would be in violation of the Securities Act or the securities or "blue-sky" laws of any jurisdiction.

      (b) Authority. The undersigned, if a corporation or other legal entity, has full power and authority to enter into this Agreement and the Escrow Agreement. The execution and delivery of this Agreement and the Escrow Agreement have been duly authorized, and have been duly executed and delivered by the undersigned, and each constitutes a valid and legally binding obligation of the undersigned.

      (c) No General Solicitation. The undersigned is not subscribing for the Purchased Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel, previously not known to the undersigned.

      (d) No Obligation to Register Purchased Warrants. The undersigned understands that the Company is under no obligation to register the Purchased Warrants under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein or in the Letter of Intent. Notwithstanding, after the closing of the sale of the Units, subject to the terms and conditions of the Letter of Intent, the Company will use its best efforts to arrange for its shares of common stock to become quoted for trading in the over-the-counter market and after such listing is obtained, will make available current information about the Company and cause its counsel to cooperate in the issuance of Rule 144 opinions if all the necessary documentation is presented.

      (e) Investment Experience. The undersigned, or the undersigned's professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or its professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the undersigned can protect its own interests in connection with the transactions described in this Agreement. The undersigned is able to afford the loss of its entire investment in the Purchased Warrants.

      (f) Exemption from Registration. The undersigned acknowledges its understanding that the sale of the Purchased Warrants is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees as follows:

            (1) The undersigned has the financial ability to bear the economic risk of this investment, has adequate means for providing for his or its current needs and contingencies and has no need for liquidity with respect to this investment; and

            (2) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Warrants; and

            (3) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning an investment in the Purchased Warrants, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

      (g) Economic Considerations. The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

      (h) No Other Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Purchased Warrants the undersigned is not relying upon any representations other than those contained herein.

      (i) Compliance with Laws. Any resale of the Purchased Warrants during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Purchased Warrants in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The undersigned will not offer to sell or sell the Warrants in any jurisdiction unless the Investor obtains all required consents, if any.

      (j) Regulation S Exemption. The undersigned understands that the Purchased Warrants are being offered and sold to him or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Purchased Warrants. In this regard, the undersigned represents, warrants and agrees that:

            (1) The undersigned is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Warrants for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

                  (A) any natural person resident in the United States of America;

                  (B) any partnership or corporation organized or incorporated under the laws of the United States of America;

                  (C) any estate of which any executor or administrator is a U.S. person;

                  (D) any trust of which any trustee is a U.S. person;

                  (E) any agency or branch of a foreign entity located in the United States of America;

                  (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                  (H) any partnership or corporation if:

                        (i) organized or incorporated under the laws of any foreign jurisdiction; and

                        (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

            (2) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

            (3) The undersigned will not, during the period commencing on the date of issuance of the Warrants and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Purchased Warrants in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

            (4) The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Purchased Warrants only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

            (5) The undersigned was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Purchased Warrants, including without limitation, any put, call or other option transaction, option writing or equity swap.

            (6) Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Purchased Warrants and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

            (7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (8) Neither the undersigned nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Purchased Warrants. The undersigned agrees not to cause any advertisement of the Warrants to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Purchased Warrants, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

            (9) Each certificate representing the Purchased Warrants (and the shares of common stock issuable upon exercise of the Purchased Warrants or any other securities for which the Purchased Warrants may be exercised) shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                  (A) "THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                  (B) "TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

            (10) The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Purchased Warrants set forth in this Section 2.

      (k) Potential Loss of Investment; Risk Factors. The undersigned understands that an investment in the Purchased Warrants is a speculative investment which involves a high degree of risk and the potential loss of his or her entire investment. The undersigned has considered carefully and understands the risks associated with an investment in the Purchased Warrants, which include

            o the lack of meaningful information about the issuer of the Purchased Warrants, particularly information concerning the business, assets, intellectual property rights, management, financial information, plan of operations and business plan

            o     the lack of an identifiable business combination candidate

            o the lack of marketable products and means of generating meaningful revenue streams

            o the uncertainties and difficulties frequently encountered by companies in their early stages of development

            o the likely need for substantial additional financing, which may not be available on terms acceptable to the issuer, or at all, and the dilutive effects on the equity interests of existing stockholders, the preferential powers and rights generally associated with preferred stock financings, and the debt service costs, leverage and foreclosure risks, and restrictive covenants (financial and otherwise) associated with debt financing

            o risks associated with companies engaged in business in the People's Republic of China, including risks generally associated with foreign business operations, including exchange rate fluctuations and currency controls, compliance with local regulatory laws and regulations, and complexities associated with financial reporting

            o risks associated with defending against intellectual property infringement claims of third parties and protecting the intellectual property rights of any business that the Company may acquire

            o risks associated with establishing a liquid trading market for the issuer's securities, including the availability of adequate business and financial information about the issuer, the ability to attract the interest of a sufficient number of market makers, compliance with the disclosure and market regulation requirements of the Securities and Exchange Commission and self-regulatory organizations such as the National Association of Securities Dealers, NASDAQ, and the various regional and national securities exchanges, upon or through which the issuer may seek to have its securities listed for trading or quoted

            o costs associated with being a public company, including compliance with the reporting requirements of the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

      (l) Investment Commitment. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Purchased Warrants will not cause such overall commitment to become excessive.

      (m) Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned's investment in the Company that has been requested by the undersigned.

      (n) No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Purchased Warrants. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Purchased Warrants and on that basis believes that its investment in the Purchased Warrants is suitable and appropriate for the undersigned.

      (o) No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Purchased Warrants or the Company, or (iii) guaranteed or insured any investment in the Purchased Warrants or any investment made by the Company.

      (p) Price of Warrants. The undersigned understands that the price of the Warrants offered hereby was determined by Mr. Zeng and Maxim without reference to the assets or book value of the Company or the business to be acquired by the Company. The undersigned further understands that there is a substantial risk of further dilution of his, her or its equity in the Company.

      3.2 Certain Agreements of the Investor. The undersigned understands and agrees with the Company as follows:

            (a) The undersigned agrees that upon submission to the stockholders of the Company of a proposal to approve a Business Combination, that it will vote the shares of common stock issued upon exercise of the Purchased Warrants and any other shares of the Company's common stock that it may acquire, whether by purchase in the open market or otherwise, in favor of the Business Combination.

            (b) The undersigned hereby agrees to waive any and all rights which he or she may have to receive their pro rata share of the Trust Fund to be established with the net proceeds of the public offering, so that, in the event of the liquidation of the Company and/or the Trust Fund for any reason, the Company's assets will be distributed only to the public stockholders.

            (c) The undersigned understands and acknowledges that if the Company liquidates as a result of its failure to consummate a Business Combination within the allotted time, he or she may, under certain circumstances, be personally liable to pay any debts, obligations and liabilities of the Company in excess of the net proceeds of the offering not held in the Trust Fund, in order to ensure that the Trust Fund shall not become subject to any claims of the Company's creditors.

            (d) The undersigned agrees to deposit the Purchased Warrants in escrow with the Escrow Agent in accordance with the terms, and subject to the conditions, set forth in the Escrow Agreement, and agrees that it will not transfer any ownership interest in the Purchased Warrants or the shares of common stock issued upon exercise of the Purchased Warrants for a period ending on the date of the consummation of a Business Combination approved by the Company's stockholders, whichever is earlier.

            (e) The undersigned agrees that prior to the consummation by the Company of a Business Combination, that it will offer or introduce to the Company, or advise the Company, of all suitable Business Combination opportunities of which it becomes aware before offering, introducing or otherwise advising any other person or company of the same, subject to any pre-existing contractual or fiduciary obligations.

                                    SECTION 4

      4.1 Company's Representations and Warranties. The Company represents and warrants to the undersigned as follows:

      (a) Organization of the Company.. The Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation.

      (b) Authority. At or by the Closing, (a) the Company will have the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Purchased Warrants; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby will have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders will be required; and (c) this Agreement will have been duly executed and delivered by the Company and constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      (c) Exemption from Registration; Valid Issuances. The sale and issuance of the Purchased Warrants, in accordance with the terms and on the basis of the representations and warranties of the undersigned set forth herein, may and shall be properly issued to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Purchased Warrants shall be duly and validly issued and fully paid, and constitute legally valid and binding obligations of the Company. The Purchased Warrants shall not subject the undersigned to personal liability by reason of the ownership thereof.

      (d) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Purchased Warrants, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Purchased Warrants under the Securities Act.

                                    SECTION 5

      5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, and its officers and directors, employees, affiliates, successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

      5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

      5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

      55 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

      5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

      5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

      5.8 Applicable Law; Arbitration; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration under the rules of the American Arbitration Association ("AAA"). Such arbitration shall be in New York, New York. If there is any litigation regarding the arbitration or otherwise relating to this section 5.8, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

      5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

      5.10 Further Assurances. Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Warrants in accordance herewith.

      [Remainder of Page Intentionally Omitted; Signature Pages to Follow]

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

                                             Print Name of
                                             Subscriber

                                             ___________________________________

                                             By: _______________________________
                                                 (Signature of Subscriber or
                                                 Authorized Signatory)

                                             Address: __________________________

                                                      __________________________

                                             Telephone: ________________________

                                             Fax:       ________________________

______________________________
Taxpayer Identification Number

ACCEPTANCE OF SUBSCRIPTION


ACCEPTED BY:

China Resources Ltd..

By:___________________________              Date: August __, 2007
   Name: Fuzu Zeng
   Title:President

                                                                       Exhibit A

                                LETTER OF INTENT

                                     [LOGO]
                                   MAXIM GROUP

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                    SUBJECT TO COMMITMENT COMMITTEE APPROVAL
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                            PRIVATE AND CONFIDENTIAL

May 10, 2007

Mr. Fuzu Zeng
Chief Executive Officer
China Energy and Resources
Address:
___________
___________
___________

      Re: Proposed Public Offering of Units of a to-be-formed Business Combination Company(TM)

Dear Mr. Zeng:

      The purpose of this engagement letter is to outline our agreement in principle pursuant to which Maxim Group LLC ("Maxim") will act as the lead or managing underwriter in connection with the proposed "firm commitment" initial public offering (the "Offering") by a to-be-formed Business Combination CompanyTM, NewCo., (the "Company") of approximately 4,000,000 units ("Units"). The Company will be formed and sponsored by Fuzu Zeng, a limited liability company in which Fuzu Zeng shall be a principal owner (the "Sponsor"). This engagement letter states certain conditions and assumptions upon which the Offering is premised. However, except as expressly provided for herein, this engagement letter is not intended to be a binding legal document, as the agreement between the parties hereto on the matters relating to the Offering will be embodied in the Underwriting Agreement (as defined below).

      1. The Sponsor and the Company hereby engage Maxim, for the period beginning on the date hereof and ending on December 31, 2007 (the "Engagement Period"), to act as their exclusive financial advisor, lead or managing underwriter and/or book runner and investment banker in connection with the proposed Offering of the Company or any other financing for the Company. During the Engagement Period or until the consummation of the Offering, and as long as Maxim is proceeding in good faith with preparations for the Offering, the Company and its affiliates (including the Sponsor) agree not to solicit, negotiate with or enter into any agreement with any other source of financing (whether equity, debt or otherwise), any underwriter, potential underwriter, placement agent, financial advisor or any other person or entity in connection with an offering of the Company's securities or any other financing by the Company.

      2. Each Unit shall consist of one (1) share of common stock ("Common Stock") and one (1) warrant, as herein after described (the "Warrants"). The offering price shall be $10.00 per Unit. The securities comprising the Units will not be separable until 90 days after the Effective Date (as defined below) unless Maxim informs the Company of its decision to allow earlier separate trading. In no event, however, shall such separate trading occur until the preparation of an audited balance sheet of the Company and the filing thereof with the Securities and Exchange Commission ("SEC") reflecting the Company's receipt of the proceeds of the Offering as of the closing of the Offering.

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                                                                    May 10, 2007
                                                                          Page 2

      3. Each Warrant shall entitle the holder thereof to purchase one (1) share of Common Stock, commencing on the later of: (i) one (1) year after the date that the registration statement for the Offering (the "Registration Statement") is declared effective by the SEC (the "Effective Date") or (ii) the consummation by the Company of a Business Combination (as defined below), and terminating on the four-year anniversary of the Effective Date. The exercise price of the Warrants shall be $7.50 per share. The Company may call the Warrants, with Maxim's prior consent, for a redemption price of $.01 per Warrant at any time if: (i) notice of not less than 30 days is given and the last sale price of the Common Stock has been at least $14.25 for any 20 trading days within a 30 trading day period ending on the third day prior to the day on which notice is given, and (ii) a current registration statement is in effect and a current prospectus with respect to the common stock issuable upon exercise of the Warrants is available from and including the date the Company issues a redemption notice to and including the date of redemption.

      4. (a) The Company shall be formed promptly after the execution of this engagement letter for the purpose of acquiring, merging with, engaging in a capital stock exchange with, purchasing all or a portion of the assets of, or engaging in any other similar business combination with a single operating entity, or one or more related or unrelated operating entities, or assets in an operating business that is located in or providing products or services to customers located in Asia (such transaction, a "Business Combination"). Although not limited to a particular industry, the Company intends to focus its efforts on acquiring an operating business in all aspects of the energy, minerals, mining and manufacturing businesses including extracting, smelting, processing, fabricating et al. Mr. Fuzu Zeng shall serve as a director and as a senior executive officer of the Company, and the Sponsor shall select a board of directors, management team and advisors for the Company acceptable to Maxim.

            (b) Immediately following the formation of the Company, there shall be issued to the Sponsor, together with such other members of the Company's executive management, directors or advisors as the Sponsor, with the agreement of Maxim, shall approve, approximately 1,000,000 shares of Common Stock (the "Insider Shares") for an aggregate consideration of $25,000.

            (c) The Sponsor, together with such other members of the Company's executive management, directors or advisors as the Sponsor, with the agreement of Maxim, shall approve, shall agree to purchase, in the aggregate, 2,650,000 warrants ("Insider Warrants") at $1.00 per warrant in a private placement that will occur immediately prior to the Offering. The purchasers of the Placement Units will waive any and all rights and claims that they may have to any proceeds, and any interest thereon, held in the trust in respect of the shares of common stock included in such Placement Units in the event that a Business Combination is not consummated. The Insider Warrants shall contain the same terms, conditions and rights as those Warrants issued to investors.

      5. The Offering shall have characteristics similar to other public "blank check" offerings which are subject to change, including, without limitation:

            (a) $10.00 per Unit (net of the underwriters' fees and expenses described herein and other accountable expenses) sold in the Offering will be placed in trust (the "Trust Fund"). The Trust Fund will be setup with a reputable bank or trust company selected by Maxim and the Company (the "Trust Company"), to be released only in the event of either: (i) the consummation of a Business Combination or (ii) the Company's failure to enter into a letter of intent for a Business Combination within 18 months of the Effective Date. An additional 6 months may be afforded to the Company (thus totaling 24 months) if a letter of intent or definitive agreement regarding a prospective Business Combination was entered into prior to 18 months having elapsed from the Effective Date and the consummation of the Business Combination has not occurred prior to the 24 month anniversary.

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                          Page 3

            (b) The initial Business Combination, which is submitted to a vote for approval by the stockholders, must be for a target company with a fair market value at least equal to eighty percent (80%) of the amount of proceeds in the Trust Fund (less deferred underwriting commissions), such purchase price may be funded through any mix of cash, stock or debt financing.

            (c) The Company will seek stockholder approval for the Business Combination and all officers, directors, stockholders and advisors of the Company prior to the Effective Date (the "Insiders") will agree that they will:
(i) vote with the majority in interest of the public stockholders in connection with the Business Combination vote with respect to the Insider Shares held by the Insiders and (ii) vote in favor of any Business Combination with respect to any shares of Common Stock held by them: (A) that underlie the Insider Shares or
(B) which the Insiders may purchase in the open market following the consummation of the Offering.

            (d) Any public stockholder presented with the right to approve a Business Combination can instead demand that such stockholder's stock be converted into his pro rata share of the Trust Fund. All Insiders will waive in advance prior to the initial filing of the Registration Statement any and all rights they may have to receive their pro rata share of the Trust Fund with respect to their Insider Shares and their Insider Warrants (or any shares of Common Stock thereunder), so that, in the event of the liquidation of the Company and/or the Trust Fund for any reason, the Company's assets will be distributed only to the public stockholders.

            (e) If the Company cannot consummate a Business Combination within 18 months from the Effective Date (or 24 months as provided for in Paragraph 5(a) hereof), the Company must liquidate and dissolve and distribute its remaining assets, including the Trust Fund, to the public stockholders. In such situation, the Warrants will expire worthless.

            (f) If the Company liquidates as a result of its failure to consummate a Business Combination within the allotted time, the Insiders shall, under certain circumstances, be personally liable to pay any debts, obligations and liabilities of the Company in excess of the net proceeds of the offering not held in the Trust Fund, in order to ensure that the Trust Fund shall not become subject to any claims of the Company's creditors.

            (g) All Insiders will agree to escrow (and not transfer any ownership interest in) their Insider Shares for a period ending at the earlier of three (3) years after the Effective Date or one (1) year from the consummation of a Business Combination, whichever is earlier. In addition, all Insiders will agree to escrow their Insider Warrants (or any securities comprising the Insider Warrants) for a period ending at the consummation of a Business Combination. However, if, after a Business Combination, there is a transaction whereby all the outstanding shares are exchanged or converted into cash (as they would be in a post-asset sale liquidation) or another issuer's shares, then the Insider Shares and the Insider Warrants (or any shares of Common Stock thereunder) shall be permitted to come out of escrow to participate.

            (h) All Insiders shall agree to offer all suitable Business Combination opportunities to the Company before any other person or company until the consummation by the Company of a Business Combination, subject to any pre-existing contractual or fiduciary obligations they may have.

            (i) The trust agreement governing the Trust Fund shall provide that the Company, with the prior approval of the Company's board of directors on a case by case basis, shall have the right, from time to time prior to the later

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                          Page 4

to occur of the fifteenth (15th) day prior to: (i) the date of the stockholder vote in connection with the Business Combination or (ii) the 18 (or as the case may be, 24) month anniversary of the Effective Date, to withdraw up to $1,000,000 in the aggregate of the cash interest generated from the Trust Fund (after adequate provision has been made for the payment of taxes thereon), for working capital, including the expenses associated with the pursuit of the Business Combination.

      6. Commencing on the Effective Date, an affiliate of one or more of the Insiders shall be allowed to charge the Company an allocable share of its overhead, up to $7,500 per month in the aggregate, to compensate it for the Company's use of its offices, utilities and personnel. The Insiders shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination. Except as set forth above, no Insider or any affiliate thereof shall receive any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination. This provision will not restrict the ability of the Company's Board of Directors' to compensate Insiders after consummation of the Business Combination.

      7. It is our intent that on the Effective Date, Maxim and the Company will enter into a definitive Underwriting Agreement (the "Underwriting Agreement") which shall contain, as applicable, all of the terms and conditions of the Offering contained herein and such additional terms and conditions as are customarily contained in agreements of such character, including the following, each of which are conditions precedent to Maxim's participation in the Offering:

            (a) There will be an underwriting discount of four percent (4%) of the gross proceeds of the Offering (including the over-allotment option described in (h) below). Upon the consummation of a Business Combination, Maxim will receive an additional underwriting discount equal to two percent (2%) of the gross proceeds of the Offering (including the over-allotment option described in (h) below).

            (b) The Company will sell to the Underwriter and/or their designees, at the time of the closing of the Offering (the "Closing", and the date of the Closing, the "Closing Date"), for an aggregate of $100.00, an option (the "UPO") to purchase that aggregate number of Units as would be equal to seven percent (7%) of the total number of Units sold in the public offering (or such lesser number allowed by the National Association of Securities Dealers, Inc. ("NASD")), excluding any Units sold pursuant to the over-allotment option provided for in paragraph (i) below. The UPO will be exercisable at any time, in whole or in part, between the sixth month and fifth anniversary dates of the Effective Date (the "Warrant Exercise Term") at a price per Unit equal to 110% of the public offering price of the Units (or at such higher price allowed by the NASD). The Company shall register the UPOs and the securities underlying the UPOs with the Registration Statement for the Offering.

            (c) Subject to the rules and regulations of the NASD and customary "market" qualifications, Maxim shall be entitled to receive from the Company a warrant solicitation fee of five percent (5.0%) of the exercise price for each Warrant exercised during the period commencing twelve months after the Effective Date.

            (d) The Underwriting Agreement shall provide that the Company will, for a period of no less than two (2) years, engage a designee of Maxim as an advisor (in such capacity, the "Advisor") to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors. In addition, such Advisor shall be entitled to receive reimbursement for all costs incurred in attending such meetings including, food, lodging, and transportation. The Company further agrees that, during said two (2) year period, it shall schedule no less than four (4) meetings of its Board of

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                                                                    May 10, 2007
                                                                          Page 5

Directors in each such year at which meetings such Advisor shall be permitted to attend or otherwise participate as set forth herein; said meetings shall be held quarterly each year and ten (10) days advance notice of such meetings shall be given to the Advisor. Further, during such two (2) year period, the Company shall give notice to Maxim with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions.

            (e) The Company will bear all fees, disbursements and expenses in connection with the proposed Offering, including, without limitation: the Company's legal and accounting fees and disbursements; the costs of preparing, printing, mailing and delivering the Registration Statement, the preliminary and final prospectus contained therein and amendments thereto, post-effective amendments and supplements thereto, the Underwriting Agreement and related documents (all in such quantities as Maxim may reasonably require); preparing and printing stock certificates and warrant certificates; the costs of any "due diligence" meetings; filing fees (including SEC filing fees), costs and expenses (including third party expenses and disbursements) incurred in registering the Offering, NASD filing fees; costs and expenses of qualifying the offering under the "blue sky" laws of the states specified by Maxim; preparation of leather bound volumes and Lucite cube mementos in such quantities as Maxim may reasonably request; transfer taxes; and transfer and warrant agent and registrar fees.

            (f) In order to reimburse Maxim for those costs, fees and expenses customarily incurred by an underwriter during the registration process, the Company shall pay to the Underwriter on the Closing Date a non-accountable expense allowance in the amount of one percent (1%) of the gross proceeds of the offering (excluding the over-allotment option described in Paragraph 7(h) below), of which a $50,000 retainer will be paid upon the execution of this engagement letter and credited against the non-accountable expense allowance. An additional $25,000 (collectively, with the initial $50,000 payment, the "Advance") will be paid concurrently with the filing of the Registration Statement with the Securities and Exchange Commission.

            (g) If the Company is unable to qualify for listing qualifications on the American Stock Exchange, all blue-sky work shall be undertaken by counsel of Maxim's choice. Upon the commencement of blue sky filings (which shall be when the Company first files the Registration Statement with the Securities and Exchange Commission), the Company shall pay $15,000 to such counsel on account for professional services to be rendered, with the balance owed for professional service relating to blue sky filings (an additional $20,000) to be due on the Closing Date. In addition, the Company shall engage counsel of Maxim's choice to provide to Maxim, at the Effective Date and quarterly thereafter, until such time as the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ National Market, an opinion, setting forth those states in which the Common Stock may be traded in non-issuer transactions under the blue sky laws of the 50 states. The Company shall pay such counsel a one-time fee of $5,000 on the Closing Date for such opinions.

            (h) For the purpose of covering over-allotments, if any, which may occur during the distribution and sale of the Units, the Company will grant Maxim in the Underwriting Agreement an option to purchase all or part of an additional number of Units as will be equal to fifteen percent (15%) of the total number of Units initially offered to the public, for a period of 45 days from the Effective Date.

            (i) The Company shall retain a Trust Company acceptable to Maxim to hold and administer the Trust Fund.

            (j) The Company shall retain a financial printer acceptable to Maxim to handle the printing and related aspects, including EDGAR filings, of the Offering.

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                                                                    May 10, 2007
                                                                          Page 6

            (k) Since an important part of the public offering process is for the Company to appropriately and accurately describe the background of the principals of the Company, the Company shall engage and pay for an investigative search firm of Maxim's choice to conduct an investigation of such principals of the Company as shall be selected by Maxim prior to filing of the Registration Statement with the Securities and Exchange Commission.

            (l) Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain an investor relations firm with the expertise necessary to assist the Company both before and after the consummation of the Business Combination.

            (m) Prior to the closing of the Business Combination, the Company will obtain key person life insurance with an insurer rated at least AA or better in the most recent addition of "Best's Life Reports" in the amount of $2,000,000 on the life of Fuzu Zeng. Such insurance shall be maintained in full force and effect for a period of three years from the closing of the Business Combination. The Company shall be the sole beneficiary of such policy.

            (n) For a period of two (2) years from the date of the Closing, the Company, at its expense, shall provide Maxim a subscription to the Company's weekly Depository Transfer Company Security Position Reports.

            (o) Upon the successful completion of the Offering, and for a period of thirty-six (36) months from the closing of Offering, the Company grants Maxim the right of first refusal to act as lead underwriter or minimally as a co-manager with at least 50% of the economics; or, in the case of a three-handed deal 33% of the economics, for any and all future public and private equity and debt offerings during such thirty-six (36) month period of the Company, or any successor to or any subsidiary of the Company.

      8. Except as provided in Paragraph 1 hereof, this Paragraph 8 and Paragraphs 9 through 14 hereof (which Paragraphs are intended be legally binding and enforceable on and against the Company and Maxim), this engagement letter is not intended to be a binding legal document, as the agreement between the parties hereto on these matters will be embodied in the Underwriting Agreement. Until the Underwriting Agreement has been finally negotiated and signed, the Company or Maxim may at any time terminate its further participation in the proposed transactions described herein and the party so terminating shall have no liability to the other party on account of any matters provided for herein, except that: (i) the exclusive nature of Maxim's engagement as provided for in Paragraph 1 hereof shall continue through the conclusion of the Engagement Period and (ii) regardless of which party elects to terminate, upon termination of this engagement letter, the Company shall: (A) reimburse Maxim for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Paragraph 7(e) above and (B) reimburse Maxim for the full amount of its accountable out-of-pocket expenses actually incurred to such date (which shall include, but shall not be limited to, all fees and disbursements of Maxim's counsel, travel, lodging and other "road show" expenses, mailing, printing and reproduction expenses, and any expenses incurred by Maxim in conducting its due diligence, including background checks of the Company's officers and directors), less the amounts previously paid and any amounts previously paid to Maxim in reimbursement for such expenses. If applicable, and solely in the event of a termination described in this Paragraph 8, Maxim shall refund to the Company any portion of the Advance previously received by Maxim which is in excess of the accountable out-of-pocket expenses actually incurred to such date by Maxim described in this Paragraph 8.

      9. While the SEC is reviewing the Registration Statement, Maxim may plan and arrange one or more "road show" marketing trips for the Company's management to meet with prospective investors. Such trips will include visits to a number of prospective institutional and retail investors. The Company shall pay for its

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                          Page 7

own expenses, including, without limitation, travel and lodging expenses, associated with such trips. During the 45-day period prior to the filing of the Registration Statement with the SEC, and at all times thereafter prior and following the Effective Date, the Company, Maxim and their respective officers, directors and related parties will abide by all rules and regulations of the SEC relating to public offerings, including, without limitation, those relating to public statements (i.e., "gun jumping") and disclosures of material non-public information.

      10. The Company represents to Maxim that: (i) neither the Company nor the Sponsor nor any Insiders are, or with the passage of time will and may be, liable for any finder's fees to third parties in connection with the introduction of the Company to Maxim and (ii) the entry into this engagement letter or any other action of the Company in connection with the proposed Offering will not violate any agreement between the Company and any other NASD member firm.

      11. The Company agrees that it will not issue press releases or engage in any other publicity, without Maxim's prior written consent, commencing on the date hereof and continuing for a period of forty (40) days after Closing of the Offering.

      12. During the Engagement Period or until the Closing, the Company agrees to cooperate with Maxim and to furnish, or cause to be furnished, to Maxim, any and all information and data concerning the Company, its proposed business and the Offering that Maxim deems appropriate (the "Information"). The Company shall provide Maxim reasonable access during normal business hours from and after the date of execution of this engagement letter until the date of the Closing to all of the Company's records and to the Company's officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. The Company represents and warrants to Maxim that all Information: (i) made available by the Company to Maxim or its agents, representatives and any potential syndicate or selling group member, (ii) contained in any preliminary or final prospectus prepared by the Company in connection with the Offering, and
(iii) contained in any filing by the Company with any court or governmental regulatory agency, commission or instrumentality, will be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further represents and warrants to Maxim that all such Information will have been prepared by the Company in good faith and will be based upon assumptions which, in light of the circumstances under which they were made, are reasonable. The Company acknowledges and agrees that in rendering its services hereunder, Maxim will be using and relying on such Information (and information available from public sources and other sources deemed reliable by Maxim) without independent verification thereof by Maxim or independent appraisal by Maxim of any of the Company's assets. The Company acknowledges and agrees that this engagement letter and the terms hereof are confidential and will not be disclosed to anyone other than the officers and directors of the Company and the Company's accountants and legal counsel. Except as contemplated by the terms hereof or as required by applicable law, the Company and Maxim shall keep strictly confidential all non-public Information concerning the Company provided to Maxim. No obligation of confidentiality shall apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by Maxim, (b) was known or became known by Maxim prior to the Company's disclosure thereof to Maxim, (c) becomes known to Maxim from a source other than the Company, and other than by the breach of an obligation of confidentiality owed to the Company, (d) is disclosed by the Company to a third party without restrictions on its disclosure or (e) is independently developed by Maxim.

      13. This engagement letter shall be deemed to have been made and delivered in New York City and both this engagement letter and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                          Page 8

      14. Each of Maxim, the Company and the Sponsor: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and (iv) waives all rights to a trial by jury. Each of Maxim and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon Maxim mailed by certified mail to Maxim's address shall be deemed in every respect effective service process upon Maxim, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company agrees that neither Maxim nor its affiliates, and the respective officers, directors, employees, agents and representatives of Maxim, its affiliates and each other person, if any, controlling Maxim or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by Maxim that are judicially determined in a judgment not subject to appeal to have resulted from the bad faith or gross negligence of such individuals or entities. Maxim will act under this engagement letter as an independent contractor with duties to the Company.

      15. As a condition to Maxim's participation with the Company and in the Offering process, the Company and Sponsor signing this engagement letter agree to indemnify Maxim in accordance with the indemnification provisions set for on Exhibit A hereto, which provisions are incorporated by reference into and made a binding part of this engagement letter.

                            [Signature Page Follows]

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                          Page 9

      If the foregoing correctly sets forth our understanding with respect to the proposed Offering, please so confirm by signing and returning one copy of this letter, together with a check for $50,000, representing the initial Advance amount described in Paragraph 7(f) hereof, payable to "Maxim Group LLC", whereupon we will instruct our counsel to cooperate with counsel for the Company in the preparation of the appropriate Registration Statement, Underwriting Agreement and other related documents so as to expedite the successful consummation of the Offering.

                                          Very truly yours,

                                          MAXIM GROUP LLC


                                          By: __________________________________
                                                  David Y. Wong
                                                  Senior Vice President


                                          By: __________________________________
                                                  Clifford A. Teller
                                                  Director of Investment Banking

Agreed to and confirmed:

CHINA ENERGY AND RESOURCES


_____________________________
Fuzu Zeng
Chief Executive Officer

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                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                         Page 10

                                    EXHIBIT A

                           Indemnification Provisions

      In connection with the engagement letter to which this Exhibit A is attached (the "Engagement Letter"), the Company and the Sponsor (the "Indemnitors") agree to indemnify and hold harmless Maxim and its affiliates, and the respective officers, directors, employees, agents and representatives of Maxim, its affiliates and each other person, if any, controlling Maxim or any of its affiliates (Maxim and each such other person being an "Indemnified Person") from and against any losses, claims, damages or liabilities related to, arising out of or in connection with the engagement (the "Engagement") under the Engagement Letter, and will reimburse each Indemnified Person for all expenses (including fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with the Engagement, whether or not pending or threatened and whether or not any Indemnified Person is a party. The Indemnitors will not, however, be responsible for any losses, claims, damages or liabilities (or expenses relating thereto) that are judicially determined in a judgment not subject to appeal to have resulted from the bad faith or gross negligence of any Indemnified Person.

      Neither Indemnitor will, without Maxim's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Indemnified Person from any liabilities arising out of such action, claim, suit or proceeding. No Indemnified Person seeking indemnification, reimbursement or contribution under this agreement will, without the prior written consent of the Indemnitors, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to in the preceding paragraph.

      If the indemnification provided for in the first paragraph of this Exhibit A is judicially determined to be unavailable (other than in accordance with the third sentence of the first paragraph hereof) to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Indemnified Person hereunder, the Indemnitors shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (and expense relating thereto):
(i) in such proportion as is appropriate to reflect the relative benefits to the applicable Indemnified Person, on the one hand, and the Indemnitors, on the other hand, of the Engagement or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the applicable Indemnified Person and the Indemnitors, as well as any other relevant equitable considerations; provided, however, that in no event shall any Indemnified Person's aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by Maxim under the Engagement Letter. Assuming that the Indemnitors have fully satisfied the amount of their obligations provided for herein to the Indemnified Persons, and the Indemnified Persons shall have no further liabilities in connection therewith, then the Indemnitors may take control of any pending action or litigation in order to reduce the expenses in connection therewith. For the purposes of this Exhibit A, the relative benefits to the Indemnitors and the applicable Indemnified Person of the Engagement shall be deemed to be in the same proportion as: (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Indemnitors and their affiliates (including the Company's stockholders), as the case may be, in the transaction or transactions that are the subject of the Engagement, whether or not any such transaction is consummated, bears to (b) the fees paid to Maxim in connection with the Engagement.

                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                         Page 11

      Procedure. Upon obtaining knowledge of any claim which may give rise to indemnification not involving a Third Party Claim, the Indemnified Person shall, as promptly as practicable following the date the Indemnified Person has obtained such knowledge, give written notice (which may be delivered by facsimile transmission, with confirmation of receipt by the receiving party) of such claim for which indemnification is sought (each, a "Claim") to the Indemnitors, but no failure to give such notice shall relieve the Indemnitors of any liability hereunder (except to the extent that the Indemnitors have suffered actual, irreversible and material economic prejudice thereby). The Indemnified Person, at its cost, shall furnish to the Indemnitors in good faith and in reasonable detail such information as the Indemnified Person may have with respect to such Claim.

      Promptly after receipt by an Indemnified Person of notice of the commencement of any action, suit or proceeding involving a Claim by a third party (each, a "Third Party Claim") against it, such Indemnified Person will give written notice to the Indemnitors of the commencement of such Third Party Claim, and shall give the Indemnifying Party such information with respect thereto as the Indemnitors may reasonably request, but no failure to give such notice shall relieve the Indemnitors of any liability hereunder (except to the extent the Indemnitors have suffered actual, irreversible and material economic prejudice thereby). The Indemnitors shall have the right, but not the obligation, to assume the defense and control the settlement of such Third Party Claim, at their cost and expense (and not as a reduction in the amount of indemnification available hereunder), using counsel selected by the Indemnitors and reasonably acceptable to the Indemnified Person. If the Indemnitors satisfy the requirements of this Exhibit A and desire to exercise our right to assume the defense and control the settlement of such Third Party Claim, the Indemnitors shall give written notice (the "Notice") to the Indemnified Person within fourteen (14) calendar days of receipt of notice from the Indemnified Person of the commencement of or assertion of any Third Party Claim stating that the Indemnitors shall be responsible for such Third Party Claim. Notwithstanding the foregoing, the Indemnified Person shall have the right: (i) to assume the defense and control the settlement of a Third Party Claim and (ii) to employ separate counsel at our reasonable expense (provided that the Indemnitors shall not be required to reimburse the expenses and costs of more than one law firm) and control its own defense of a Third Party Claim if (x) the named parties to any such action (including any impleaded parties) include both the Indemnified Person and us, and the Indemnified Person shall have been advised by counsel that there are one or more legal or equitable defenses available to the Indemnified Person that are different from those available to the Indemnitors,
(y) such Third Party Claim involves equitable or other non-monetary damages or in the reasonable judgment of the Indemnified Person, such settlement would have a continuing material adverse effect on the Indemnified Person's business (including any material impairment of its relationships with customers and suppliers) or (z) or in the reasonable judgment of the Indemnified Person, the Indemnitors may not be able to satisfy fully such Third Party Claim. In addition, if the Indemnitors fail to give the Indemnified Person the Notice in accordance with the terms hereof, the Indemnified Person shall have the right to assume control of the defense of and settle the Third Party Claim and all costs incurred in connection therewith shall constitute damages of the Indemnified Person. For the avoidance of doubt, the Indemnitors acknowledge that they will advance any retainer fees required by legal counsel to an Indemnified Person simultaneously with the engagement by such Indemnified Person of such counsel, it being understood and agreed that the amount of such retainer shall not exceed $20,000 and that such retainer shall be credited to fees incurred with the balance (if any) refundable to the Indemnitors.

      If at any time after the Indemnitors assume the defense of a Third Party Claim, any of the conditions set forth in the paragraph above are no longer satisfied, the Indemnified Person shall have the same rights as set forth above as if the Indemnitors never assumed the defense of such claim.

      Notwithstanding the foregoing, the Indemnitors or the Indemnified Person, as the case may be, shall have the right to participate, at the Indemnitors' or the Indemnified Person's own expense, in the defense of any Third Party Claim that the other party is defending.

                                                      China Energy and Resources
                                                                    May 10, 2007
                                                                         Page 12

      If the Indemnitors assume the defense of any Third Party Claim in accordance with the terms hereof, the Indemnitors shall have the right, upon 30 calendar days' prior written notice to the Indemnified Person, to consent to the entry of judgment with respect to, or otherwise settle such Third Party Claim; provided, however, that with respect to such consent to the entry of judgment or settlement, the Indemnified Person will not have any liability and will be fully indemnified with respect to all Third Party Claims. Notwithstanding the foregoing, the Indemnitors shall not have the right to consent to the entry of judgment with respect to, or otherwise settle a Third Party Claim if: (i) the consent to judgment or settlement of such Third Party Claim involves equitable or other non-monetary damages against the Indemnified Person, or (ii) in the reasonable judgment of the Indemnified Person, such settlement would have a continuing effect on the Indemnified Person's business (including any material impairment of its relationships with customers and suppliers), without the prior written consent of the Indemnified Person. In addition, the Indemnified Person shall have the sole and exclusive right to settle any Third Party Claim on such terms and conditions as it deems reasonably appropriate, (x) if the Indemnitors fail to assume the defense in accordance with the terms hereof, or (y) to the extent such Third Party Claim involves only equitable or other non-monetary relief, and shall have the right to settle any Third Party Claim involving monetary damages with our consent, which consent shall not be unreasonably withheld.

      The provisions of this Exhibit A shall apply to the Engagement and any modification thereof and shall remain in full force and effect regardless of any termination or the completion of Maxim's services under the Engagement Letter.